UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________

FORM 8-K

____________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 26, 2014

Date of Report (Date of Earliest Event Reported)

____________

WORLD MONITOR TRUST III – SERIES J

(Exact name of Registrant as Specified in its Charter)

____________

Delaware	333-119612	20-2446281
(State or other Jurisdiction	(Commission File Number)	(I.R.S. Employer Identification No.)
of Incorporation or Organization)

1211 Avenue of the Americas, Suite 2701 – New York, NY 10036

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (914) 307-7000

____________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01     Other Events

On December 26, 2014 World Monitor Trust III Series J (the “Registrant”) distributed a notice to its investors in order to explain certain changes to the trading advisors lineup of the managing owner of the Registrant. A copy of the notice is attached as Exhibit 99.1 to this report and is incorporate herein by reference.

Item 9.01     Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Notice to Members dated December 26, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the Registrant in the capacities indicated on December 26, 2014.

WORLD MONITOR TRUST III – SERIES J

	By:	Kenmar Preferred Investments, LLC
its Managing Owner

Date: December 26, 2014		By:	/s/ David Spohr
Name: David Spohr
Title: Chief Operating Officer